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                                                                    EXHIBIT 10.8

                           FAR EAST ENERGY CORPORATION

                       NONQUALIFIED STOCK OPTION AGREEMENT

                               GENERAL INFORMATION

Name:                Tun Aye Sai

Award Date:          December 23, 2004

Number of Shares
Subject to Option:   200,000

Exercise Price:      $2.00

Vesting: One fifth upon the Award Date and one fifth each succeeding anniversary of the Award Date until fully vested

Expiration Date:     December 23, 2014

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                           FAR EAST ENERGY CORPORATION
                       NONQUALIFIED STOCK OPTION AGREEMENT

         THIS NONQUALIFIED STOCK OPTION AGREEMENT (this "AGREEMENT") is made as of this 23rd day of December, 2004, by and between Far East Energy Corporation, a Nevada corporation (the "CORPORATION"), and Tun Aye Sai ("PARTICIPANT").

         NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and of such other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1. GRANT OF OPTION.

         A. Subject to the terms and conditions hereinafter set forth, the Corporation, with the approval and at the direction of the Compensation Committee of the Board of Directors (the "COMMITTEE"), and the Participant hereby acknowledge and agree that the Corporation granted to Participant, as of the Award Date, an option to purchase up to 200,000 shares of the common stock of the Corporation ("COMMON STOCK") at a price of U.S. $2.00 per share (as may be adjusted in accordance with Article 5, the "EXERCISE PRICE"). Such option is hereinafter referred to as the "OPTION," and the shares of Common Stock purchasable upon exercise of the Option are hereinafter referred to as the "SHARES." The Option is intended by the parties hereto to be, and shall be treated as, a nonqualified stock option (as such term is defined under Section 422 of the Internal Revenue Code of 1986, as amended).

         B. The right to exercise 20% of the Option (or a portion thereof) shall vest and first become exercisable on the Award Date, and an additional 20% shall vest on each succeeding anniversary of the Award Date until all of the Option is vested (the "VESTING DATE(S)"), so that all of the Shares subject to the Option shall be fully vested on December 23, 2008; provided, however, that Participant has been continuously employed or otherwise retained by the Corporation during the period from the Award Date until the applicable Vesting Date.

2. TERMINATION OF OPTION. The Option and all rights hereunder with respect thereto, to the extent such rights shall not have been exercised, shall terminate and become null and void after December 23, 2014 (the "OPTION TERM").

3. EXERCISE OF OPTION.

         A. Participant may exercise the Option with respect to all or any part of the number of Shares then exercisable hereunder by giving the Secretary of the Corporation written notice of intent to exercise. The notice of exercise shall specify the number of Shares as to which Participant is exercising and the date of exercise thereof, which date shall be not less than five (5) days after the giving of such notice (unless an earlier time shall have been mutually agreed upon

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in writing). All or any portion of the vested portion of the Option may be exercised by Participant at any time on or before December 23, 2014.

         B. Notwithstanding anything contained in this Article 3 to the contrary, the Option may be exercised only in compliance with all applicable securities laws and only by (i) Participant's completion, execution and delivery to the Corporation of a notice of exercise and, if required by the Corporation, an "investment letter" as supplied by the Corporation and (ii) the payment to the Corporation, as provided in Article 3D hereof, of an amount equal to the amount obtained by multiplying the Exercise Price by the number of Shares being purchased pursuant to such exercise as shall be specified by Participant in such notice of exercise. Participant shall not sell, transfer, assign, pledge for a loan, margin, hypothecate or exchange the Option or the option shares, except pursuant to the laws of descent and except that Participant's estate, executors or administrators, or personal or legal representatives may exercise the Option in accordance with the terms of Article 3C hereof in the event of the death or Disability of Participant. "DISABILITY" as used in this Agreement shall mean the inability of Participant to substantially perform his duties under this Agreement, as a result of a physical or mental illness or personal injury he has incurred, as determined by an independent physician selected with the approval of the Corporation and Participant.

         C. In the event the Participant ceases to be an employee of the Corporation for any reason, except due to the Participant's death or Disability, the Option to the extent exercisable, may be exercised for three months following termination of employment (but not beyond the Option Term). To the extent the Option is not exercisable at the time of termination of employment, the Option shall be immediately forfeited.

         D. In the event of the death or Disability of Participant at such time that Participant shall possess an Option pursuant to the terms of this Agreement, Participant, Participant's estate, executors or administrators, or personal or legal representatives (as applicable) shall be entitled to exercise the Option within three months following the Participant's death or Disability (but not beyond the Option Term). Any person, other than Participant, so desiring to exercise Participant's Option shall be required, as a condition to the exercise of the Option, to furnish to the Corporation such documentation as the Corporation shall deem satisfactory to evidence the authority of such person to exercise the Option on behalf of Participant. In the event of the exercise of such Option by Participant's estate, executors or administrators, or personal or legal representatives, all references herein to Participant shall, to the extent applicable, be deemed to refer to and include such estate, executors or administrators, or personal or legal representatives, as the case may be.

         E. Notwithstanding anything contained in this Article 3 to the contrary, the Committee or the Board of Directors of the Corporation (the "BOARD"), may, in its sole discretion, permit the Option to vest and be exercisable in whole or in part immediately prior to the time of a Change in Control notwithstanding that the Option is not fully vested, and the Participant shall have the right to exercise this Option from and after the date of the Change in Control. A "CHANGE IN CONTROL" shall mean to have occurred at such time as either (i) any "person", as such term is used in Section 14(d) of the Securities Exchange Act of 1934, as

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amended (other than the Company, or any employee benefit plan (or related trust)
maintained or sponsored by the Company, or an entity controlled by the Company) (a "PERSON"), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, or any successor rule), directly or indirectly, of fifty percent (50%) or more of the combined voting power of the Company's outstanding voting securities then entitled to vote generally in the election of directors (the "OUTSTANDING VOTING SECURITIES"); provided that the following shall not be deemed to result in a Change in
Control: (A) any acquisition directly from the Company; or (B) any acquisition by merger, consolidation, share exchange or similar transaction that is not described in clause (ii) of this Section 3E as long as no Person resulting from such transaction obtains beneficial ownership of fifty percent (50%) or more of the then Outstanding Voting Securities or (ii) a consolidation, share exchange or similar transaction involving the Company in which the stockholders of the Company immediately prior to such transaction do not own, directly or indirectly, at least fifty percent (50%) of the Outstanding Voting Securities or voting power of the issued and outstanding capital stock of the Company's successor immediately after such transaction.

         F. The Exercise Price shall be paid in full by Participant for the Shares purchased on or before the exercise date specified in the notice of exercise, at Participant's option, in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Corporation; (iii) if authorized by and the Board or the Committee, by a promissory note of the Participant; (iv) by notice and third party payment in such manner as may be authorized by the Board or the Committee;
(v) by the delivery of shares of Common Stock of the Corporation already owned by the Participant; or (vi) pursuant to a "cashless exercise" procedure (the "CASHLESS EXERCISE RIGHT") pursuant to which the Participant shall surrender to the Corporation this Option and a notice of exercise, duly completed and executed by the Participant to evidence the exercise of the Cashless Exercise Right by authorizing the Corporation to withhold from issuance a number of Shares issuable upon such exercise of the Option which, when multiplied by the Fair Market Value (as defined below) of such Shares, is equal to the aggregate Exercise Price (and such withheld Shares shall no longer be issuable under this Option). Shares of Common Stock used to satisfy the Exercise Price of an Option shall be valued at their Fair Market Value on the date of exercise.

         G. The "FAIR MARKET VALUE" shall be determined as follows:

                  (a) if the security at issue is listed on a national securities exchange or admitted to unlisted trading privileges on such an exchange or quoted on either the National Market System or the Small Cap Market of the automated quotation service operated by The Nasdaq Stock Market, Inc., the Fair Market Value shall be the last reported sale price of that security on such exchange or system on the day for which the Fair Market Value is to be determined or, if no such sale is made on such day, the average of the highest closing bid and lowest asked price for such day on such exchange or system; or

                  (b) if the security at issue is not so listed or quoted or admitted to unlisted trading privileges, the Fair Market Value shall be the average of the last reported highest

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         bid and lowest asked prices quoted on the Electronic Bulletin Board operated by The Nasdaq Stock Market, Inc., or, if not so quoted, then by the National Quotation Bureau, Inc. on the last business day prior to the day for which the Fair Market Value is to be determined; or

                  (c) if the security at issue is not so listed or quoted or admitted to unlisted trading privileges and bid and asked prices are not reported, the Fair Market Value shall be determined in such reasonable manner as may be prescribed from time to time by the Board.

         H. Upon the exercise of all or any portion of the Option by Participant, or as soon thereafter as is practicable, the Corporation shall issue and deliver to Participant (or to any broker or, if acceptable to the Corporation, to any other person designated by Participant) a certificate or certificates evidencing such number of Shares as Participant has elected to purchase. Such certificate or certificates shall be registered in the name of Participant (or the designated broker or other person) and, if applicable, shall bear an appropriate investment warranty legend, any legend required by an applicable securities law, rule or regulation and, if applicable, a legend referring to the restrictions provided hereunder and any legend required by applicable law. Upon the exercise of the Option and the issuance and delivery of such certificate or certificates, Participant (or the person to whom such stock certificates are registered) shall have all the rights of a stockholder with respect to such Shares and to receive all dividends or other distributions paid or made with respect thereto. In the event that the capital stock of the Corporation is converted in whole or in part into securities of any other entity, a determination as to whether the securities of the other entity so received (if any) shall be subject to the restrictions set forth in this Agreement shall be made solely by the other entity.

4. RIGHTS PRIOR TO EXERCISE. Participant shall have no equity interest in the Corporation or any voting, dividend, liquidation or dissolution rights with respect to any capital stock of the Corporation solely by reason of having an Option or having executed this Agreement. Prior to the exercise of all or a portion of the Option, as set forth in Article 3A hereof, and the issuance and delivery of a certificate or certificates evidencing the Shares purchased pursuant to the exercise of all or a portion of such Option, Participant shall have no interest in, or any voting, dividend, liquidation or dissolution rights with respect to, the Shares, except to the extent that Participant has exercised all or a portion of such Option and has been issued and received delivery of a certificate or certificates evidencing the Shares purchased pursuant to such exercise.

5. ADJUSTMENT OF PURCHASE AND NUMBER OF SHARES.

         A. ADJUSTMENT. The number and kind of securities purchasable upon the exercise of this Option and the Exercise Price shall be subject to adjustment from time to time upon the happening of certain events as follows:

                  (a) Reclassification, Consolidation or Merger. At any time while this Option remains outstanding and unexpired, in case of (i) any reclassification or change of outstanding securities issuable upon exercise of this Option (other than a change in par

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         value, or from par value to no par value per share, or from no par value per share to par value or as a result of a subdivision or combination of outstanding securities issuable upon the exercise of the Option), (ii) any consolidation or merger of the Corporation with or into another corporation (other than a merger with another corporation in which the Corporation is a continuing corporation and which does not result in any reclassification or change, other than a change in par value, or from par value to no par value per share, or from no par value per share to par value, or as a result of a subdivision or combination of outstanding securities issuable upon the exercise of this Option), or (iii) any sale or transfer to another corporation of the property of the Corporation as an entirety or substantially as an entirety, the Corporation, or such successor or purchasing corporation, as the case may be, shall without payment of any additional consideration therefore, execute a new Option providing that the holder of this Option shall have the right to exercise such new Option (upon terms not less favorable to the holder than those then applicable to this Option) and to receive upon such exercise, in lieu of each share of Common Stock theretofore issuable upon exercise of this Option, the kind and amount of shares of stock, other securities, money or property receivable upon such reclassification, change, consolidation, merger, sale or transfer. Such new Options shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5A. The provisions of this Section 5A(a) shall similarly apply to successive reclassifications, changes, consolidations, mergers, sales and transfers.

                  (b) Subdivision or Combination of Shares. If the Corporation at any time while this Option remains outstanding and unexpired, shall subdivide or combine its capital stock, the Exercise Price shall be proportionately reduced, in case of subdivision of such shares as of the effective date of such subdivision, or, if the Corporation shall take a record of holders of its capital stock for the purpose of so subdividing, as of such record date, whichever is earlier, or shall be proportionately increased, in the case of combination of such shares, as of the effective date of such combination, or, if the Corporation shall take a record of holders of its capital stock for the purpose of so combining, as of such record date, whichever is earlier.

                  (c) Stock Dividends. If the Corporation at any time which this Option is outstanding and unexpired shall pay a dividend in shares of, or make other distribution of shares of, its capital stock, then the Exercise Price shall be adjusted, as of the date the Corporation shall take a record of the holders of its capital stock for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the date of such payment or other distribution), to that price determined by multiplying the Exercise Price in effect immediately prior to such payment or other distribution by a fraction
         (i) the numerator of which shall be the total number of shares of capital stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of its capital stock outstanding immediately after such dividend or distribution. The provisions of this Section 5A(c) shall not apply under any of the circumstances for which an adjustment is provided in Section 5A(a) or 5A(b).

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                  (d) Liquidating Dividends, Etc. If the Corporation at any time while this Option is outstanding and unexpired makes a distribution of its assets to the holders of its capital stock as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Corporation's assets (other than under the circumstances provided for in the Sections 5A(a) through (c)), the holder of this Option shall be entitled to receive upon the exercise hereof, in addition to the shares of Common Stock receivable upon such exercise, and without payment of any consideration other than the Exercise Price, an amount in cash equal to the value of such distribution per share of Common Stock multiplied by the number of shares of Common Stock which, on the record date for such distribution, are issuable upon exercise of this Option (with no further adjustment being made following any event which causes a subsequent adjustment in the number of shares of Common Stock issuable upon the exercise hereof), and an appropriate provision therefor should be made a part of any such distribution. The value of a distribution which is paid in other than cash shall be determined in good faith by the Board.

         B. NOTICE OF ADJUSTMENTS. Whenever any of the Exercise Price or the number of shares of Common Stock purchasable under the terms of this Option at that Exercise Price shall be adjusted pursuant to Section 5A hereof, the Corporation shall promptly make a certificate signed by its Chief Executive Officer, President or a Vice President and by its Treasurer or Assistant Treasurer or its Secretary or Assistant Secretary, setting forth in reasonable detail the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis upon which the Board made any determination hereunder), and the Exercise Price and number of shares of Common Stock purchasable at that Exercise Price after giving effect to such adjustment, and shall promptly cause copies of such certificate to be mailed (by First Class and Postage Prepaid) to the registered holder of this Option.

6. HEADINGS. The headings and other captions contained in this Agreement are for convenience of reference only, and shall not be used in interpreting, construing or enforcing any of the provisions of this Agreement.

7. ENTIRE AGREEMENT. This Agreement sets forth all of the promises, agreements, conditions, understandings, warranties and representations between the parties hereto with respect to the Shares, and there are no promises, agreements, conditions, understandings, warranties or representations, oral or written, express or implied, between them with respect to the Shares other than as set forth herein. Any and all prior agreements between the parties hereto with respect to any stock acquisition rights regarding the Shares are hereby revoked. This Agreement is, and is intended by the parties to be, an integration of any and all prior agreements or understandings, oral or written, with respect to the Option and the Shares.

8. NOTICES. Any and all notices provided for herein shall be sufficient if in writing, and sent by hand delivery, by an overnight delivery service that produces a signed receipt evidencing

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delivery or by certified or registered mail (return receipt requested and first class postage prepaid), in the case of the Corporation, to its principal office, and in the case of Participant, to Participant's address as shown on the Corporation's records.

9. INVALID OR UNENFORCEABLE PROVISIONS. The provisions of this Agreement shall be deemed severable, and the invalidity or unenforceability of any one or more of the provisions hereof shall not affect the validity and enforceability of the other provisions hereof. Participant agrees that the breach or alleged breach by the Corporation of (a) any covenant contained in another agreement (if any) between the Corporation and Participant or (b) any obligation owed to Participant by the Corporation, shall not affect the validity or enforceability of the covenants and agreements of Participant set forth herein.

10. MODIFICATIONS. No change or modification of this Agreement shall be valid unless the same is in writing and signed by the parties hereto; provided, however, that Participant hereby covenants and agrees to execute any amendment to this Agreement which shall be required or desirable (in the opinion of the Corporation or its counsel) in order to comply with any rule or regulation promulgated or proposed under the Internal Revenue Code of 1986, as amended, by the Internal Revenue Service.

11. GOVERNING LAW. The validity, construction, interpretation and effect of this Agreement shall exclusively be governed by and determined in accordance with the laws of Texas (other than the conflicts-of-law or choice-of-law rules thereof), except to the extent preempted by federal law, which solely to the extent of such preemption shall govern. Venue shall lie only in the State and Federal Courts in and for the County of Harris, Texas, as to all disputes arising under this Agreement, and such venue is hereby consented to by the Corporation and Participant.

12. COUNTERPARTS. This Agreement may be executed in counterparts, each of which, when taken together, shall constitute one original agreement.

                            [SIGNATURE PAGE FOLLOWS.]

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         IN WITNESS WHEREOF, the Corporation has caused its duly authorized officer to execute and attest to this Agreement, and to apply the corporate seal hereto, and Participant has placed his or her signature hereon, effective as of this 23rd day of December, 2004.

                           CORPORATION:

                           FAR EAST ENERGY CORPORATION

                           By: /s/ Michael R. McElwrath
                               -------------------------------------------------
                                    Michael R. McElwrath, Chairman and Chief
                                    Executive Officer

                           PARTICIPANT:

                           By: /s/ Tun Aye Sai
                               -------------------------------------------------
                                    Tun Aye Sai

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